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                                                                EXHIBIT 10.39(f)

                           SIXTH AMENDMENT AGREEMENT
                           -------------------------

     AGREEMENT, dated November 3, 1995, to be effective as of September 30, 1995, among BUTLER SERVICE GROUP, INC. a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, BUTLER SERVICE GROUP CANADA, LTD., a Canadian corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of May 31, 1994, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement".
                                                 -----------------

     B. The Borrower has requested that the Lender modify one of the financial covenants set forth in the Credit Agreement.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.


                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.  Modifications.  All the terms and provisions of the Credit Agreement
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and the other Loan Documents shall remain in full force and effect except that the Leverage Ratio covenant of "5.0:1" for the period ended September 30, 1995, contained in subsection (d) of Schedule 6.02(u) to the Credit Agreement is deleted and the Leverage Ratio covenant of "6.5:1" is substituted therefor.

     2.  Conditions Precedent.  The Lender's obligations under this Agreement
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are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

         (a)  Amendment Agreement.  This Agreement duly executed by the parties
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hereto.

         (b)  Other.  Such other agreements and instructions as the Lender shall
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require.

     3.  Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
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reaffirms, that it is legally, validly and enforceably indebted to the Lender under the
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Revolving Note without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects except as disclosed in connection with the execution and delivery of the First Amendment Agreement dated December 14, 1994 (the "First Amendment Agreement"). The Borrower
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represents that except as set forth in the Credit Agreement and the First
Amendment Agreement, ere are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or either of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated May 25, 1994, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     4.  Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
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each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of the Maximum Revolving Loan, as modified herein.

     5.  Other Representations By Borrower and Guarantors.  The Borrower and the
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Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrower and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

     6.  No Waiver By Lender.  The Borrower and the Guarantors each acknowledges
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that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.
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     The parties have executed this Agreement on the date first written above to be effective as of September 30, 1995.

                                   BUTLER SERVICE GROUP, INC.


                                   By  /s/ Michael C. Hellriegel
                                       ----------------------------------
                                       Michael C. Hellriegel
                                       Its Vice President and Comptroller

                                   BUTLER INTERNATIONAL, INC.


                                   By  /s/ Michael C. Hellriegel
                                       ----------------------------------
                                       Michael C. Hellriegel
                                       Its Vice President and Comptroller

                                   BUTLER SERVICE GROUP CANADA,
                                    LTD.


                                   By  /s/ Michael C. Hellriegel
                                       ----------------------------------
                                       Michael C. Hellriegel
                                       Its Assistant Secretary

                                   GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                   By  /s/ Martin S. Greenberg
                                       ----------------------------------
                                       Martin S. Greenberg
                                       Its Duly Authorized Signatory